EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                         PERIOD ENDING DECEMBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of January 20, 2006 and with respect to the performance of the Trust during the period of December 1, 2005 through December 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.    The amount of distribution in respect to principal payment to the
              Class A Noteholder ...............................................................                        -
                                                                                                      -------------------

        2.    The amount of distribution in respect to principal payment to the
              Class B Noteholder ...............................................................                        -
                                                                                                      -------------------
        3.    The amount of distribution in respect to principal payment to the
              Class C Noteholder ...............................................................                        -
                                                                                                      -------------------

        4.    The amount of distribution in respect to principal payment to the
              Class D Noteholder ...............................................................                        -
                                                                                                      -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1.    The amount of distribution in respect to the Class A Monthly Interest ............                  4.02139
                                                                                                      -------------------

        2.    The amount of distribution in respect to the Class B Monthly Interest ............                  4.49500
                                                                                                      -------------------

        3.    The amount of distribution in respect to the Class C Monthly Interest ............                  5.09778
                                                                                                      -------------------

        4.    The amount of distribution in respect to the Class D Monthly Interest ............                  8.06861
                                                                                                      -------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

        1.    The total amount of distribution in respect to the Class A Noteholder ............                  4.02139
                                                                                                      -------------------

        2.    The total amount of distribution in respect to the Class B Noteholder ............                  4.49500
                                                                                                      -------------------

        3.    The total amount of distribution in respect to the Class C Noteholder ............                  5.09778
                                                                                                      -------------------

        4.    The total amount of distribution in respect to the Class D Noteholder ............                  8.06861
                                                                                                      -------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

        1.    The aggregate amount of such Collections with respect to Principal
              Receivables for the Monthly Period preceding such Payment Date ...................      $    840,458,992.38
                                                                                                      -------------------

        2.    The aggregate amount of such Collections with respect to Finance
              Charge and Administrative Receivables for the Monthly Period preceding
              such Payment Date ................................................................      $     65,440,176.72
                                                                                                      -------------------

        3.    Recoveries for the preceding Monthly Period ......................................      $      3,654,738.12
                                                                                                      -------------------

        4.    The Defaulted Amount for the preceding Monthly Period ............................      $     31,918,176.23
                                                                                                      -------------------

        5.    The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
              Period, and the denominator is the average Receivables for the
              preceding Monthly Period .........................................................                     9.40%
                                                                                                      -------------------

        6.    The total amount of Principal Receivables in the trust at the
              beginning of the preceding Monthly Period ........................................      $  3,524,985,968.88
                                                                                                      -------------------

        7.    The total amount of Principal Receivables in the trust as of the
              last day of the preceding Monthly Period .........................................      $  3,582,427,375.21
                                                                                                      -------------------

        8.    The total amount of Finance Charge and Administrative Receivables in
              the Trust at the beginning of the preceding Monthly Period .......................      $     54,052,979.46
                                                                                                      -------------------

      9.    The total amount of Finance Charge and Administrative Receivables in
            the Trust as of the last day of the preceding Monthly Period .......................      $     55,165,765.02
                                                                                                      -------------------

      10.   The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period .....................      $  2,836,718,346.00
                                                                                                      -------------------

      11.   The Transferor Interest as of the last day of the preceding Monthly
            Period .............................................................................      $    745,709,029.21
                                                                                                      -------------------

      12.   The transferor percentage as of the last day of the preceding
            Monthly Period .....................................................................                    20.82%
                                                                                                      -------------------

      13.   The Required Transferor Percentage .................................................                     6.00%
                                                                                                      -------------------

      14.   The Required Transferor Interest ...................................................      $    214,945,642.51
                                                                                                      -------------------

      15.   The monthly principal payment rate for the preceding Monthly Period ................                   23.843%
                                                                                                      -------------------

      16.   The balance in the Excess Funding Account as of the last day of the
            preceding Monthly Period ...........................................................      $                 -
                                                                                                      -------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                        Percentage              Aggregate
                                                         of Total                Account
                                                        Receivables              Balance
(a) Delinquent between 30 days and 59 days                0.881%           $     32,030,608.69
(b) Delinquent between 60 days and 89 days                0.763%           $     27,767,905.24
(c) Delinquent between 90 days and 119 days               0.565%           $     20,561,052.10
(d) Delinquent between 120 days and 149 days              0.419%           $     15,232,150.25
(e) Delinquent between 150 days and 179 days              0.412%           $     14,999,637.18
(f) Delinquent 180 days or greater                        0.000%           $                 -
                                                          -----            -------------------
(g) Aggregate                                             3.040%           $    110,591,353.46
                                                          =====            ===================

V. Information regarding Series 2001-A

      1.    The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2001-A as of the last day of the related
            Monthly Period .........................................................                  $    300,000,000.00
                                                                                                      -------------------

      2.    The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2001-A on the last day of the
            related Monthly Period .................................................                  $    300,000,000.00
                                                                                                      -------------------
                                                                                      NOTE FACTORS

      3.    The amount of Principal Receivables in the Trust represented by the
            Class A Note Principal Balance on the last day of the related
            Monthly Period .........................................................     1.0000       $    240,000,000.00
                                                                                                      -------------------

      4.    The amount of Principal Receivables in the Trust represented by the
            Class B Note Principal Balance on the last day of the related
            Monthly Period .........................................................     1.0000       $     28,500,000.00
                                                                                                      -------------------

      5.    The amount of Principal Receivables in the Trust represented by the
            Class C Note Principal Balance on the last day of the related
            Monthly Period .........................................................     1.0000       $     21,000,000.00
                                                                                                      -------------------

      6.    The amount of Principal Receivables in the trust represented by the
            Class D Note Principal Balance on the last day of the related
            Monthly Period .........................................................     1.0000       $     10,500,000.00
                                                                                                      -------------------

      7.    The Floating Investor Percentage with respect to the period:

      December 1, 2005 through December 13, 2005                                                                8.5106722%
                                                                                                      -------------------
      December 14, 2005 through December 31, 2005                                                               8.2712328%
                                                                                                      -------------------

      8.    The Fixed Investor Percentage with respect to the period:

      December 1, 2005 through December 13, 2005                                                                      N/A
                                                                                                      -------------------
      December 14, 2005 through December 31, 2005                                                                     N/A
                                                                                                      -------------------

      9.    The amount of Investor Principal Collections applicable to Series
            2001-A .................................................................                  $     70,346,383.44
                                                                                                      -------------------

      10a.  The amount of Available Finance Charge Collections on deposit in the
            Collection Account for the related Monthly Period ......................                  $      4,437,992.48
                                                                                                      -------------------

      10b.  Pursuant to Section 8.04(a) of the Master Indenture, the amount of
            Available Finance Charge Collections not on deposit in the
            Collection Account for the related Monthly Period ......................                  $      1,061,975.56
                                                                                                      -------------------

      11.   The Investor Default Amount for the related Monthly Period .............                  $      2,652,977.90
                                                                                                      -------------------

      12.   The Monthly Servicing Fee for the related Monthly Period ...............                  $        500,000.00
                                                                                                      -------------------

      13.   Trust yields for the related Monthly Period

               a.    The cash yield for the related Monthly Period .............................                    22.00%
                                                                                                      -------------------

               b.    The default rate for the related Monthly Period ...........................                    10.61%
                                                                                                      -------------------

               c.    The Net Portfolio Yield for the related Monthly Period ....................                    11.39%
                                                                                                      -------------------

               d.    The Base Rate for the related Monthly Period ..............................                     7.14%
                                                                                                      -------------------

               e.    The Excess Spread Percentage for the related Monthly Period ...............                     4.25%
                                                                                                      -------------------

               f.    The Quarterly Excess Spread Percentage for the related Monthly
                     Period ....................................................................                     7.19%
                                                                                                      -------------------

                            i) Excess Spread Percentage related to       Dec-05                                      4.25%
                                                                                                      -------------------

                           ii) Excess Spread Percentage related to       Nov-05                                      7.36%
                                                                                                      -------------------

                          iii) Excess Spread Percentage related to       Oct-05                                      9.97%
                                                                                                      -------------------

      14.   Floating Rate Determinations:

      LIBOR for the Interest Period from December 20, 2005 through and including January 19, 2006                 4.37000%
                                                                                                      -------------------

      15.   Principal Funding Account

               a.    The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
                     and withdraws for the related Payment Date) ...............................      $                 -
                                                                                                      -------------------

               b.    The Accumulation Shortfall with respect to the related Monthly
                     Period ....................................................................      $                 -
                                                                                                      -------------------

               c.    The Principal Funding Investment Proceeds deposited in the
                     Collection Account to be treated as Available Finance Charge
                     Collections ...............................................................      $                 -
                                                                                                      -------------------

      16.   Reserve Account

               a.    The amount on deposit in the Reserve Account on the related
                     Payment Date (after taking into consideration deposits and
                     withdraws for the related Payment Date) ...................................      $                 -
                                                                                                      -------------------

               b.    The Reserve Draw Amount for the related Monthly Period
                     deposited into the Collection Account to be treated as
                     Available Finance Charge Collections ......................................      $                 -
                                                                                                      -------------------

               c.    Interest earnings on the Reserve Account deposited into the
                     Collection Account to be treated as Available Finance
                     Charge Collections ........................................................      $                 -
                                                                                                      -------------------

      17.   Cash Collateral Account

               a.     The Required Cash Collateral Account Amount on the related
                      Payment Date .............................................................      $      5,250,000.00
                                                                                                      -------------------

               b.     The Available Cash Collateral Account Amount on the related
                      Payment Date .............................................................      $      5,250,000.00
                                                                                                      -------------------

      18.   Investor Charge-Offs

               a.     The aggregate amount of Investor Charge-Offs for the related
                      Monthly Period ...........................................................      $                 -
                                                                                                      -------------------

               b.     The aggregate amount of Investor Charge-Offs reimbursed
                      on the Payment Date ......................................................      $                 -
                                                                                                      -------------------

      19.   The Monthly Principal Reallocation Amount for the related Monthly Period ...........      $                 -
                                                                                                      -------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                         PERIOD ENDING DECEMBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of January 20, 2006 and with respect to the performance of the Trust during the period of December 1, 2005 through December 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to principal payment to
                  the Class A Noteholder .......................................................                        -
                                                                                                      -------------------

            2.    The amount of distribution in respect to principal payment to
                  the Class B Noteholder .......................................................                        -
                                                                                                      -------------------

            3.    The amount of distribution in respect to principal payment to
                  the Class C Noteholder .......................................................                        -
                                                                                                      -------------------

            4.    The amount of distribution in respect to principal payment to
                  the Class D Noteholder .......................................................                        -
                                                                                                      -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to the Class A Monthly Interest ........                  4.10750
                                                                                                      -------------------

            2.    The amount of distribution in respect to the Class B Monthly Interest ........                  5.27000
                                                                                                      -------------------

            3.    The amount of distribution in respect to the Class C Monthly Interest ........                  6.77694
                                                                                                      -------------------

            4.    The amount of distribution in respect to the Class D Monthly Interest ........                 10.65194
                                                                                                      -------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The total amount of distribution in respect to the Class A Noteholder ........                  4.10750
                                                                                                      -------------------

            2.    The total amount of distribution in respect to the Class B Noteholder ........                  5.27000
                                                                                                      -------------------

            3.    The total amount of distribution in respect to the Class C Noteholder ........                  6.77694
                                                                                                      -------------------

            4.    The total amount of distribution in respect to the Class D Noteholder ........                 10.65194
                                                                                                      -------------------

IV.   Information regarding the performance of the Advanta Business Card Master
      Trust

            1.    The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date .................................................................      $    840,458,992.38
                                                                                                      -------------------

            2.    The aggregate amount of such Collections with respect to
                  Finance Charge and Administrative Receivables for the Monthly
                  Period preceding such Payment Date ...........................................      $     65,440,176.72
                                                                                                      -------------------

            3.    Recoveries for the preceding Monthly Period ..................................      $      3,654,738.12
                                                                                                      -------------------

            4.    The Defaulted Amount for the preceding Monthly Period ........................      $     31,918,176.23
                                                                                                      -------------------

            5.    The annualized percentage equivalent of a fraction, the
                  numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                  average Receivables for the preceding Monthly Period .........................                     9.40%
                                                                                                      -------------------

            6.    The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ....................................      $  3,524,985,968.88
                                                                                                      -------------------

            7.    The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period .................................      $  3,582,427,375.21
                                                                                                      -------------------

            8.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust at the beginning of the preceding
                  Monthly Period ...............................................................      $     54,052,979.46
                                                                                                      -------------------

            9.    The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period ...........................      $     55,165,765.02
                                                                                                      -------------------

            10.   The aggregated Adjusted Invested Amounts of all Series of
                  Notes outstanding as of the last day of the preceding Monthly Period .........      $  2,836,718,346.00
                                                                                                      -------------------

            11.   The Transferor Interest as of the last day of the preceding Monthly
                  Period .......................................................................      $    745,709,029.21
                                                                                                      -------------------

            12.   The transferor percentage as of the last day of the preceding Monthly
                  Period .......................................................................                    20.82%
                                                                                                      -------------------

            13.   The Required Transferor Percentage ...........................................                     6.00%
                                                                                                      -------------------

            14.   The Required Transferor Interest .............................................      $    214,945,642.51
                                                                                                      -------------------

            15.   The monthly principal payment rate for the preceding Monthly Period ..........                   23.843%
                                                                                                      -------------------

            16.   The balance in the Excess Funding Account as of the last day of the preceding
                  Monthly Period ...............................................................      $                 -
                                                                                                      -------------------

            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                 Percentage              Aggregate
                                                  of Total                Account
                                                Receivables               Balance
(a) Delinquent between 30 days and 59 days         0.881%          $     32,030,608.69
(b) Delinquent between 60 days and 89 days         0.763%          $     27,767,905.24
(c) Delinquent between 90 days and 119 days        0.565%          $     20,561,052.10
(d) Delinquent between 120 days and 149 days       0.419%          $     15,232,150.25
(e) Delinquent between 150 days and 179 days       0.412%          $     14,999,637.18
(f) Delinquent 180 days or greater                 0.000%          $                 -
                                                   -----           -------------------
(g) Aggregate                                      3.040%          $    110,591,353.46
                                                   =====           ===================

V.    Information regarding Series 2003-A

            1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-A as of the last day of
                  the related Monthly Period .......................................                  $    400,000,000.00
                                                                                                      -------------------

            2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-A on the last
                  day of the related Monthly Period ................................                  $    400,000,000.00
                                                                                                      -------------------
                                                                                      NOTE FACTORS

            3.    The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $    320,000,000.00
                                                                                                      -------------------

            4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $     37,000,000.00
                                                                                                      -------------------

            5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $     29,000,000.00
                                                                                                      -------------------

            6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $     14,000,000.00
                                                                                                      -------------------

            7.    The Floating Investor Percentage with respect to the period:

            December 1, 2005 through December 13, 2005                                                         11.3475629%
                                                                                                      -------------------
            December 14, 2005 through December 31, 2005                                                        11.0283104%
                                                                                                      -------------------

            8.    The Fixed Investor Percentage with respect to the period:

            December 1, 2005 through December 13, 2005                                                         11.3475629%
                                                                                                      -------------------
            December 14, 2005 through December 31, 2005                                                        11.0283104%
                                                                                                      -------------------

            9.    The amount of Investor Principal Collections applicable to
                  Series 2003-A ....................................................                  $     93,795,177.79
                                                                                                      -------------------

            10a.  The amount of the Investor Finance Charge Collections on deposit in the Collection Account for the related Monthly
                  Period to be treated as Servicer Interchange .....................                  $         83,333.33
                                                                                                      -------------------

            10b.  The amount of Available Finance Charge Collections on deposit
                  in the Collection Account for the related Monthly Period .........                  $      5,975,685.77
                                                                                                      -------------------

            10c.  Pursuant to Section 8.04(a) of the Master Indenture, the
                  amount of Available Finance Charge Collections not on deposit
                  in the Collection Account for the related Monthly Period .........                  $      1,275,997.48
                                                                                                      -------------------

            11.   The Investor Default Amount for the related Monthly Period .......                  $      3,537,303.82
                                                                                                      -------------------

            12.   The Monthly Servicing Fee for the related Monthly Period .........                  $        666,666.67
                                                                                                      -------------------

            13.   Trust yields for the related Monthly Period

                        a.    The cash yield for the related Monthly Period ....................                    22.00%
                                                                                                      -------------------

                        b.    The default rate for the related Monthly Period ..................                    10.61%
                                                                                                      -------------------

                        c.    The Net Portfolio Yield for the related Monthly Period ...........                    11.39%
                                                                                                      -------------------

                        d.    The Base Rate for the related Monthly Period .....................                     7.57%
                                                                                                      -------------------

                        e.    The Excess Spread Percentage for the related
                              Monthly Period ...................................................                     3.82%
                                                                                                      -------------------

                        f.    The Quarterly Excess Spread Percentage for the
                              related Monthly Period ...........................................                     6.77%
                                                                                                      -------------------

                                    i) Excess Spread Percentage related to       Dec-05                              3.82%
                                                                                                      -------------------

                                   ii) Excess Spread Percentage related to       Nov-05                              6.97%
                                                                                                      -------------------

                                  iii) Excess Spread Percentage related to       Oct-05                              9.53%
                                                                                                      -------------------

            14.   Floating Rate Determinations:

            LIBOR for the Interest Period from December 20, 2005 through and including
              January 19, 2006                                                                                    4.37000%
                                                                                                      -------------------

            15.   Principal Funding Account

                        a.    The amount on deposit in the Principal Funding
                              Account on the related Payment Date (after taking
                              into consideration deposits and withdraws for the
                              related Payment Date) ............................................      $    200,000,000.00
                                                                                                      -------------------

                        b.    The Accumulation Shortfall with respect to the
                              related Monthly Period ...........................................      $                 -
                                                                                                      -------------------

                        c.    The Principal Funding Investment Proceeds
                              deposited in the Collection Account to be treated
                              as Available Finance Charge Collections ..........................      $                 -
                                                                                                      -------------------

            16.   Reserve Account

                        a.    The amount on deposit in the Reserve Account on
                              the related Payment Date (after taking into
                              consideration deposits and withdraws for the
                              related Payment Date) ............................................      $        500,000.00
                                                                                                      -------------------

                        b.    The Reserve Draw Amount for the related Monthly
                              Period deposited into the Collection Account to be
                              treated as Available Finance Charge Collections ..................      $                 -
                                                                                                      -------------------

                        c.    Interest earnings on the Reserve Account deposited
                              into the Collection Account to be treated as
                              Available Finance Charge Collections .............................      $          1,725.90
                                                                                                      -------------------

            17.   Cash Collateral Account

                        a.    The Required Cash Collateral Account Amount on the
                              related Payment Date .............................................             8,000,000.00
                                                                                                      -------------------

                        b.    The Available Cash Collateral Account Amount on
                              the related Payment Date .........................................      $      8,000,000.00
                                                                                                      -------------------

            18.   Investor Charge-Offs

                        a.    The aggregate amount of Investor Charge-Offs for
                              the related Monthly Period .......................................      $                 -
                                                                                                      -------------------

                        b.    The aggregate amount of Investor Charge-Offs
                              reimbursed on the Payment Date ...................................      $                 -
                                                                                                      -------------------

            19.   The Monthly Principal Reallocation Amount for the related Monthly Period .....      $                 -
                                                                                                      -------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                         PERIOD ENDING DECEMBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of January 20, 2006 and with respect to the performance of the Trust during the period of December 1, 2005 through December 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to principal payment to
                  the Class A Noteholder .......................................................      $                 -
                                                                                                      -------------------

            2.    The amount of distribution in respect to principal payment to
                  the Class B Noteholder .......................................................      $                 -
                                                                                                      -------------------

            3.    The amount of distribution in respect to principal payment to
                  the Class C Noteholder .......................................................      $                 -
                                                                                                      -------------------

            4.    The amount of distribution in respect to principal payment to
                  the Class D Noteholder .......................................................      $                 -
                                                                                                      -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The amount of distribution in respect to the Class A Monthly
                  Interest .....................................................................                  4.06444
                                                                                                      -------------------

            2.    The amount of distribution in respect to the Class B Monthly
                  Interest .....................................................................                  5.18389
                                                                                                      -------------------

            3.    The amount of distribution in respect to the Class C Monthly
                  Interest .....................................................................                  7.29361
                                                                                                      -------------------

            4.    The amount of distribution in respect to the Class D Monthly
                  Interest .....................................................................                 10.65194
                                                                                                      -------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.    The total amount of distribution in respect to the Class A
                  Noteholder ...................................................................                  4.06444
                                                                                                      -------------------

            2.    The total amount of distribution in respect to the Class B
                  Noteholder ...................................................................                  5.18389
                                                                                                      -------------------

            3.    The total amount of distribution in respect to the Class C
                  Noteholder ...................................................................                  7.29361
                                                                                                      -------------------

            4.    The total amount of distribution in respect to the Class D
                  Noteholder ...................................................................                 10.65194
                                                                                                      -------------------

IV.   Information regarding the performance of the Advanta Business Card Master Trust

            1.    The aggregate amount of such Collections with respect to
                  Principal Receivables for the Monthly Period preceding such
                  Payment Date .................................................................      $    840,458,992.38
                                                                                                      -------------------

            2.    The aggregate amount of such Collections with respect to
                  Finance Charge and Administrative Receivables for the Monthly
                  Period preceding such Payment Date ...........................................      $     65,440,176.72
                                                                                                      -------------------

            3.    Recoveries for the preceding Monthly Period ..................................      $      3,654,738.12
                                                                                                      -------------------

            4.    The Defaulted Amount for the preceding Monthly Period ........................      $     31,918,176.23
                                                                                                      -------------------

            5.    The annualized percentage equivalent of a fraction, the
                  numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
                  average Receivables for the preceding Monthly Period .........................                     9.40%
                                                                                                      -------------------

            6.    The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period ....................................      $  3,524,985,968.88
                                                                                                      -------------------

            7.    The total amount of Principal Receivables in the trust as of
                  the last day of the preceding Monthly Period .................................      $  3,582,427,375.21
                                                                                                      -------------------

            8.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust at the beginning of the preceding
                  Monthly Period ...............................................................      $     54,052,979.46
                                                                                                      -------------------

            9.    The total amount of Finance Charge and Administrative
                  Receivables in the Trust as of the last day of the preceding
                  Monthly Period ...............................................................      $     55,165,765.02
                                                                                                      -------------------

            10.   The aggregated Adjusted Invested Amounts of all Series of
                  Notes outstanding as of the last day of the preceding Monthly
                  Period .......................................................................      $  2,836,718,346.00
                                                                                                      -------------------

            11.   The Transferor Interest as of the last day of the preceding
                  Monthly Period ...............................................................      $    745,709,029.21
                                                                                                      -------------------

            12.   The transferor percentage as of the last day of the preceding
                  Monthly Period ...............................................................                    20.82%
                                                                                                      -------------------

            13.   The Required Transferor Percentage ...........................................                     6.00%
                                                                                                      -------------------

            14.   The Required Transferor Interest .............................................      $    214,945,642.51
                                                                                                      -------------------

            15.   The monthly principal payment rate for the preceding Monthly Period ..........                   23.843%
                                                                                                      -------------------

            16.   The balance in the Excess Funding Account as of the last day
                  of the preceding Monthly Period ..............................................      $                 -
                                                                                                      -------------------

            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                Percentage            Aggregate
                                                 of Total              Account
                                                Receivables            Balance
(a) Delinquent between 30 days and 59 days         0.881%       $      32,030,608.69
(b) Delinquent between 60 days and 89 days         0.763%       $      27,767,905.24
(c) Delinquent between 90 days and 119 days        0.565%       $      20,561,052.10
(d) Delinquent between 120 days and 149 days       0.419%       $      15,232,150.25
(e) Delinquent between 150 days and 179 days       0.412%       $      14,999,637.18
(f) Delinquent 180 days or greater                 0.000%       $                  -
                                                   -----        --------------------
(g) Aggregate                                      3.040%       $     110,591,353.46
                                                   =====        ====================

V.    Information regarding Series 2003-B

            1.    The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
                  the related Monthly Period .......................................                  $    300,000,000.00
                                                                                                      -------------------

            2.    The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last
                  day of the related Monthly Period ................................                  $    300,000,000.00
                                                                                                      -------------------
                                                                                      NOTE FACTORS

            3.    The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $    240,000,000.00
                                                                                                      -------------------

            4.    The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $     27,750,000.00
                                                                                                      -------------------

            5.    The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $     21,750,000.00
                                                                                                      -------------------

            6.    The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                  related Monthly Period ...........................................      1.0000      $     10,500,000.00
                                                                                                      -------------------

            7.    The Floating Investor Percentage with respect to the period:

            December 1, 2005 through December 13, 2005                                                          8.5106722%
                                                                                                      -------------------
            December 14, 2005 through December 31, 2005                                                         8.2712328%
                                                                                                      -------------------

            8.    The Fixed Investor Percentage with respect to the period:

            December 1, 2005 through December 13, 2005                                                                N/A
                                                                                                      -------------------
            December 14, 2005 through December 31, 2005                                                               N/A
                                                                                                      -------------------

            9.    The amount of Investor Principal Collections applicable to
                  Series 2003-B ....................................................                  $     70,346,383.44
                                                                                                      -------------------

            10a.  The amount of Available Finance Charge Collections on deposit
                  in the Collection Account for the related Monthly Period .........                  $      4,542,778.95
                                                                                                      -------------------

            10b.  Pursuant to Section 8.04(a) of the Master Indenture, the
                  amount of Available Finance Charge Collections not on deposit
                  in the Collection Account for the related Monthly Period .........                  $        957,189.09
                                                                                                      -------------------

            11.   The Investor Default Amount for the related Monthly Period .......                  $      2,652,977.90
                                                                                                      -------------------

            12.   The Monthly Servicing Fee for the related Monthly Period .........                  $        500,000.00
                                                                                                      -------------------

            13.   Trust yields for the related Monthly Period

                        a.    The cash yield for the related Monthly Period ........                                22.00%
                                                                                                      -------------------

                        b.    The default rate for the related Monthly Period ......                                10.61%
                                                                                                      -------------------

                        c.    The Net Portfolio Yield for the related Monthly
                              Period ...............................................                                11.39%
                                                                                                      -------------------

        d. The Base Rate for the related Monthly Period ..........................................           7.56%
                                                                                                    -------------

        e. The Excess Spread Percentage for the related Monthly Period ...........................           3.83%
                                                                                                    -------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period .................           6.78%
                                                                                                    -------------

              i) Excess Spread Percentage related to    Dec-05                                               3.83%
                                                                                                    -------------

             ii) Excess Spread Percentage related to    Nov-05                                               6.96%
                                                                                                    -------------

            iii) Excess Spread Percentage related to    Oct-05                                               9.54%
                                                                                                    -------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from December 20, 2005 through and including January 19, 2006               4.37000%
                                                                                                    -------------

15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related
           Payment Date (after taking into consideration deposits and withdraws
           for the related Payment Date) .........................................................  $           -
                                                                                                    -------------

        b. The Accumulation Shortfall with respect to the related Monthly Period .................  $           -
                                                                                                    -------------

        c. The Principal Funding Investment Proceeds deposited in the Collection
           Account to be treated as Available Finance Charge Collections .........................  $           -
                                                                                                    -------------

16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date) ........  $           -
                                                                                                    -------------

        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections .........................  $           -
                                                                                                    -------------

        c. Interest earnings on the Reserve Account deposited into the Collection
           Account to be treated as Available Finance Charge Collections .........................  $           -
                                                                                                    -------------

17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date ...............  $6,750,000.00
                                                                                                    -------------

        b. The Available Cash Collateral Account Amount on the related Payment Date ..............  $6,750,000.00
                                                                                                    -------------

18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ...........  $           -
                                                                                                    -------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...........  $           -
                                                                                                    -------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period .....................  $           -
                                                                                                    -------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                        Name: Michael Coco
                        Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                         PERIOD ENDING DECEMBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of January 20, 2006 and with respect to the performance of the Trust during the period of December 1, 2005 through December 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to principal payment to the Class A Noteholder .......   $               -
                                                                                                          -----------------

        2. The amount of distribution in respect to principal payment to the Class B Noteholder .......   $               -
                                                                                                          -----------------

        3. The amount of distribution in respect to principal payment to the Class C Noteholder .......   $               -
                                                                                                          -----------------

        4. The amount of distribution in respect to principal payment to the Class D Noteholder .......   $               -
                                                                                                          -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The amount of distribution in respect to the Class A Monthly Interest ......................             3.99556
                                                                                                          -----------------

        2. The amount of distribution in respect to the Class B Monthly Interest ......................             4.75333
                                                                                                          -----------------

        3. The amount of distribution in respect to the Class C Monthly Interest ......................             6.26028
                                                                                                          -----------------

        4. The amount of distribution in respect to the Class D Monthly Interest ......................            10.22139
                                                                                                          -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

        1. The total amount of distribution in respect to the Class A Noteholder ......................             3.99556
                                                                                                          -----------------

        2. The total amount of distribution in respect to the Class B Noteholder ......................             4.75333
                                                                                                          -----------------

        3. The total amount of distribution in respect to the Class C Noteholder ......................             6.26028
                                                                                                          -----------------

        4. The total amount of distribution in respect to the Class D Noteholder ......................            10.22139
                                                                                                          -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

        1. The aggregate amount of such Collections with respect to Principal
           Receivables for the Monthly Period preceding such Payment Date .............................   $  840,458,992.38
                                                                                                          -----------------

        2. The aggregate amount of such Collections with respect to Finance Charge
           and Administrative Receivables for the Monthly Period preceding such Payment Date ..........   $   65,440,176.72
                                                                                                          -----------------

        3. Recoveries for the preceding Monthly Period ................................................   $    3,654,738.12
                                                                                                          -----------------

        4. The Defaulted Amount for the preceding Monthly Period ......................................   $   31,918,176.23
                                                                                                          -----------------

        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period ....................                9.40%
                                                                                                          -----------------

        6. The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period ...................................................................   $3,524,985,968.88
                                                                                                          -----------------

        7. The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period ...................................................................   $3,582,427,375.21
                                                                                                          -----------------

        8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period ..................................................   $   54,052,979.46
                                                                                                          -----------------

        9. The total amount of Finance Charge and Administrative Receivables in the
           Trust as of the last day of the preceding Monthly Period ...................................   $   55,165,765.02
                                                                                                          -----------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes
            outstanding as of the last day of the preceding Monthly Period ............................   $2,836,718,346.00
                                                                                                          -----------------

11. The Transferor Interest as of the last day of the preceding Monthly Period ........................   $  745,709,029.21
                                                                                                          -----------------

12. The transferor percentage as of the last day of the preceding Monthly Period ......................               20.82%
                                                                                                          -----------------

13. The Required Transferor Percentage ................................................................                6.00%
                                                                                                          -----------------

14. The Required Transferor Interest ..................................................................   $  214,945,642.51
                                                                                                          -----------------

15. The monthly principal payment rate for the preceding Monthly Period ...............................              23.843%
                                                                                                          -----------------

16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period.......   $               -
                                                                                                          -----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage           Aggregate
                                                              of Total             Account
                                                            Receivables            Balance
(a) Delinquent between 30 days and 59 days                     0.881%          $ 32,030,608.69
(b) Delinquent between 60 days and 89 days                     0.763%          $ 27,767,905.24
(c) Delinquent between 90 days and 119 days                    0.565%          $ 20,561,052.10
(d) Delinquent between 120 days and 149 days                   0.419%          $ 15,232,150.25
(e) Delinquent between 150 days and 179 days                   0.412%          $ 14,999,637.18
(f) Delinquent 180 days or greater                             0.000%          $             -
                                                               -----           ---------------
(g) Aggregate                                                  3.040%          $110,591,353.46
                                                               =====           ===============

V. Information regarding Series 2003-D

        1. The amount of Principal Receivables in the Trust represented by the Invested Amount
           of Series 2003-D as of the last day of the related Monthly Period .....................                $400,000,000.00
                                                                                                                  ---------------

        2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
           Amount of Series 2003-D on the last day of the related Monthly Period .................                $400,000,000.00
                                                                                                                  ---------------
                                                                                                   NOTE FACTORS
        3. The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $320,000,000.00
                                                                                                                  ---------------

        4. The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $ 37,000,000.00
                                                                                                                  ---------------

        5. The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $ 29,000,000.00
                                                                                                                  ---------------

        6. The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $ 14,000,000.00
                                                                                                                  ---------------

        7. The Floating Investor Percentage with respect to the period:

        December 1, 2005 through December 13, 2005                                                                     11.3475629%
                                                                                                                  ---------------
        December 14, 2005 through December 31, 2005                                                                    11.0283104%
                                                                                                                  ---------------

        8. The Fixed Investor Percentage with respect to the period:

        December 1, 2005 through December 13, 2005                                                                            N/A
                                                                                                                  ---------------
        December 14, 2005 through December 31, 2005                                                                           N/A
                                                                                                                  ---------------

        9. The amount of Investor Principal Collections applicable to Series 2003-D .........................     $ 93,795,177.79
                                                                                                                  ---------------

        10a. The amount of Available Finance Charge Collections on deposit in the Collection
             Account for the related Monthly Period .........................................................     $  5,983,069.10
                                                                                                                  ---------------

        10b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available
             Finance Charge Collections not on deposit in the Collection Account for the
             related Monthly Period .........................................................................     $  1,350,221.58
                                                                                                                  ---------------

        11. The Investor Default Amount for the related Monthly Period ......................................     $  3,537,303.82
                                                                                                                  ---------------

        12. The Monthly Servicing Fee for the related Monthly Period ........................................     $    666,666.67
                                                                                                                  ---------------

        13. Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period ...............................................               22.00%
                                                                                                                  ---------------

             b. The default rate for the related Monthly Period .............................................               10.61%
                                                                                                                  ---------------

             c. The Net Portfolio Yield for the related Monthly Period ......................................               11.39%
                                                                                                                  ---------------

             d. The Base Rate for the related Monthly Period ................................................                7.34%
                                                                                                                  ---------------

             e. The Excess Spread Percentage for the related Monthly Period .................................                4.05%
                                                                                                                  ---------------

        f.      The Quarterly Excess Spread Percentage for the related Monthly Period .........................            7.00%
                                                                                                                  -------------

                  i) Excess Spread Percentage related to        Dec-05                                                     4.05%
                                                                                                                  -------------

                 ii) Excess Spread Percentage related to        Nov-05                                                     7.17%
                                                                                                                  -------------

                iii) Excess Spread Percentage related to        Oct-05                                                     9.77%
                                                                                                                  -------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from December 20, 2005 through and including January 19, 2006                             4.37000%
                                                                                                                  -------------

15. Principal Funding Account

        a. The amount on deposit in the Principal Funding Account on the related Payment Date (after
           taking into consideration deposits and withdraws for the related Payment Date) .....................   $           -
                                                                                                                  -------------

        b. The Accumulation Shortfall with respect to the related Monthly Period ..............................   $           -
                                                                                                                  -------------

        c. The Principal Funding Investment Proceeds deposited in the Collection Account to be treated
           as Available Finance Charge Collections ............................................................   $           -
                                                                                                                  -------------
16. Reserve Account

        a. The amount on deposit in the Reserve Account on the related Payment Date (after taking into
           consideration deposits and withdraws for the related Payment Date) .................................   $           -
                                                                                                                  -------------

        b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
           Account to be treated as Available Finance Charge Collections ......................................   $           -
                                                                                                                  -------------

        c. Interest earnings on the Reserve Account deposited into the Collection Account to be
           treated as Available Finance Charge Collections ....................................................   $           -
                                                                                                                  -------------

17. Cash Collateral Account

        a. The Required Cash Collateral Account Amount on the related Payment Date ............................   $9,000,000.00
                                                                                                                  -------------

        b. The Available Cash Collateral Account Amount on the related Payment Date ...........................   $9,000,000.00
                                                                                                                  -------------

18. Investor Charge-Offs

        a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ........................   $           -
                                                                                                                  -------------

        b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ........................   $           -
                                                                                                                  -------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period ..................................   $           -
                                                                                                                  -------------

                    Advanta Bank Corp.
                    as Servicer

                    By: /s/ MICHAEL COCO
                    Name: Michael Coco
                    Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                         PERIOD ENDING DECEMBER 31, 2005

The information which is required to be prepared with respect to the Payment Date of January 20, 2006 and with respect to the performance of the Trust during the period of December 1, 2005 through December 31, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                         Total amount of
                           principal to
  CUSIP Number               be paid               Per $1,000
  ------------           ---------------           ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                  Total amount of
                                    interest to
             CUSIP Number             be paid        Per $1,000
             ------------         ---------------    ----------
2005-A1       00761H BJ 9          $  955,833.33       3.82333
2005-A2       00761H BK 6          $  871,875.00       3.87500
2005-A3       00761H BM 2          $  979,166.67       3.91667
2005-A4       00761H BN 0          $  870,833.33       5.80556
2005-A5       00761H BP 5          $1,103,611.11       5.51806
2005-B1       00761H BH 3          $  409,027.78       4.09028
2004-C1       00761H BG 5          $  466,722.22       4.66722
2005-C1       00761H BL 4          $  420,222.22       4.20222
2004-D1                            $   80,686.11       8.06861
2005-D1                            $  109,705.56       5.48528
2005-D2                            $  137,131.94       5.48528

III. Information regarding the performance of the Advanta Business Card Master Trust

        1. The aggregate amount of such Collections with respect to Principal Receivables for
           the Monthly Period preceding such Payment Date                                              $  840,458,992.38
                                                                                                       -----------------

        2. The aggregate amount of such Collections with respect to Finance Charge and
           Administrative Receivables for the Monthly Period preceding such Payment Date               $   65,440,176.72
                                                                                                       -----------------

        3. Recoveries for the Monthly Period preceding such Payment Date                               $    3,654,738.12
                                                                                                       -----------------

        4. The Defaulted Amount for the Monthly Period preceding such Payment Date                     $   31,918,176.23
                                                                                                       -----------------

        5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
           denominator is the average Receivables for the preceding Monthly Period                                  9.40%
                                                                                                       -----------------

        6. The total amount of Principal Receivables in the trust at the beginning of the
           preceding Monthly Period                                                                    $3,524,985,968.88
                                                                                                       -----------------

        7. The total amount of Principal Receivables in the trust as of the last day of the
           preceding Monthly Period                                                                    $3,582,427,375.21
                                                                                                       -----------------

        8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
           beginning of the preceding Monthly Period                                                   $   54,052,979.46
                                                                                                       -----------------

        9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
           the last day of the preceding Monthly Period                                                $   55,165,765.02
                                                                                                       -----------------

        10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
            the last day of the preceding Monthly Period                                               $2,836,718,346.00
                                                                                                       -----------------

        11. The Transferor Interest as of the end of the Monthly Period preceding such Payment
            Date                                                                                       $  745,709,029.21
                                                                                                       -----------------

        12. The transferor percentage as of the end of the Monthly Period preceding such Payment
            Date                                                                                                   20.82%
                                                                                                       -----------------

        13. The Required Transferor Percentage                                                                      6.00%
                                                                                                       -----------------

        14. The Required Transferor Interest                                                           $  214,945,642.51
                                                                                                       -----------------

        15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                 23.843%
                                                                                                       -----------------

        16. The balance in the Excess Funding Account as of the end of the Monthly Period
            preceding such Payment Date                                                                $               -
                                                                                                       -----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                               Percentage of Total    Aggregate Account
                                                    Receivables            Balance
                                               -------------------    -----------------
(a) Delinquent between 30 days and 59 days            0.881%           $ 32,030,608.69
(b) Delinquent between 60 days and 89 days            0.763%           $ 27,767,905.24
(c) Delinquent between 90 days and 119 days           0.565%           $ 20,561,052.10
(d) Delinquent between 120 days and 149 days          0.419%           $ 15,232,150.25
(e) Delinquent between 150 days and 179 days          0.412%           $ 14,999,637.18
(f) Delinquent 180 days or greater                    0.000%           $             -
                                                      -----            --------------
(g) Aggregate                                         3.040%           $110,591,353.46
                                                      =====            ===============

IV. Information regarding the AdvantaSeries

     1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                        Initial Principal    Outstanding Principal  Adjusted Outstanding        Invested        Adjusted Invested
                              Balance                Balance         Principal Balance           Amount               Amount
                        -----------------    ---------------------  --------------------   -----------------    -----------------
2005-A1                 $  250,000,000.00      $  250,000,000.00     $  250,000,000.00     $  250,000,000.00    $  250,000,000.00
2005-A2                 $  225,000,000.00      $  225,000,000.00     $  225,000,000.00     $  225,000,000.00    $  225,000,000.00
2005-A3                 $  250,000,000.00      $  250,000,000.00     $  250,000,000.00     $  250,000,000.00    $  250,000,000.00
2005-A4                 $  150,000,000.00      $  150,000,000.00     $  150,000,000.00     $  150,000,000.00    $  150,000,000.00
2005-A5                 $  200,000,000.00      $  200,000,000.00     $  200,000,000.00     $  200,000,000.00    $  200,000,000.00
                        -----------------      -----------------     -----------------     -----------------    -----------------
Total Class A           $1,075,000,000.00      $1,075,000,000.00     $1,075,000,000.00     $1,075,000,000.00    $1,075,000,000.00

2005-B1                 $  100,000,000.00      $  100,000,000.00     $  100,000,000.00     $  100,000,000.00    $  100,000,000.00
                        -----------------      -----------------     -----------------     -----------------    -----------------
Total Class B           $  100,000,000.00      $  100,000,000.00     $  100,000,000.00     $  100,000,000.00    $  100,000,000.00

2004-C1                 $  100,000,000.00      $  100,000,000.00     $  100,000,000.00     $  100,000,000.00    $  100,000,000.00
2005-C1                 $  100,000,000.00      $  100,000,000.00     $  100,000,000.00     $  100,000,000.00    $  100,000,000.00
                        -----------------      -----------------     -----------------     -----------------    -----------------
Total Class C           $  200,000,000.00      $  200,000,000.00     $  200,000,000.00     $  200,000,000.00    $  200,000,000.00

2004-D1                 $   10,000,000.00      $   10,000,000.00     $   10,000,000.00     $   10,000,000.00    $   10,000,000.00
2005-D1                 $   20,000,000.00      $   20,000,000.00     $   20,000,000.00     $   20,000,000.00    $   20,000,000.00
2005-D2                 $   25,000,000.00      $   25,000,000.00     $   25,000,000.00     $   25,000,000.00    $   25,000,000.00
                        -----------------      -----------------     -----------------     -----------------    -----------------
Total Class D           $   55,000,000.00      $   55,000,000.00     $   55,000,000.00     $   55,000,000.00    $   55,000,000.00
                        -----------------      -----------------     -----------------     -----------------    -----------------

Total AdvantaSeries     $1,430,000,000.00      $1,430,000,000.00     $1,430,000,000.00     $1,430,000,000.00    $1,430,000,000.00
                        =================      =================     =================     =================    =================

2. Weighted Average Floating Allocation Amount for the related Monthly Period                      $1,373,548,387.10
                                                                                                   -----------------

3. The Floating Investor Percentage with respect to the period:

December 1, 2005 through December 5, 2005                                                                 30.6384198%
                                                                                                   -----------------
December 6, 2005 through December 13, 2005                                                                40.4316937%
                                                                                                   -----------------
December 14, 2005 through December 31, 2005                                                               39.4262096%
                                                                                                   -----------------

4. The Fixed Investor Percentage with respect to the period:

December 1, 2005 through December 5, 2005                                                                 30.6384198%
                                                                                                   -----------------
December 6, 2005 through December 13, 2005                                                                40.4316937%
                                                                                                   -----------------
December 14, 2005 through December 31, 2005                                                               39.4262096%
                                                                                                   -----------------

5. The amount of Investor Principal Collections applicable to the AdvantaSeries                    $  322,710,971.19
                                                                                                   -----------------

6a. The amount of Available Finance Charge Collections on deposit in the Collection
Account for the related Monthly Period                                                             $   21,211,842.23
                                                                                                   -----------------

6b. Pursuant to Section 8.04(a) of the Master Indenture, the amount of Available Finance
Charge Collections not on deposit in the Collection Account for the related Monthly Period         $    4,091,782.71
                                                                                                   -----------------

7. The AdvantaSeries Defaulted Amount for the related Monthly Period                               $   12,520,915.94
                                                                                                   -----------------

8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                          $    2,286,111.02
                                                                                                   -----------------

9. AdvantaSeries performance for the related Monthly Period

        a. The cash yield for the related Monthly Period                                                       22.11%
                                                                                                   -----------------

        b. The default rate for the related Monthly Period                                                     10.94%
                                                                                                   -----------------

        c. The Net Portfolio Yield for the related Monthly Period                                              11.17%
                                                                                                   -----------------

        d. The Base Rate for the related Monthly Period                                                         6.74%
                                                                                                   -----------------

        e. The Excess Spread Percentage for the related Monthly Period                                          4.43%
                                                                                                   -----------------

        f. The Quarterly Excess Spread Percentage                                                               7.09%
                                                                                                   -----------------

                i) Excess Spread Percentage related to     Dec-05                                               4.43%
                                                                                                   -----------------

               ii) Excess Spread Percentage related to     Nov-05                                               7.32%
                                                                                                   -----------------

              iii) Excess Spread Percentage related to     Oct-05                                               9.52%
                                                                                                   -----------------

        g. The average Excess Spread Amount for the three preceding Monthly Periods                $    5,598,640.68
                                                                                                   -----------------

                i) Excess Spread Amount related to         Dec-05                                  $    4,091,782.71
                                                                                                   -----------------

               ii) Excess Spread Amount related to         Nov-05                                  $    6,699,952.48
                                                                                                   -----------------

              iii) Excess Spread Amount related to         Oct-05                                  $    6,004,186.85
                                                                                                   -----------------

10. Floating interest rate determinations:

LIBOR for all Tranches with an Interest Period from December 20, 2005 through and
including January 19, 2006                                                                                   4.37000%
                                                                                                   -----------------
LIBOR for the 2005-A5 Tranche for the period from December 6, 2005 through and
including December 19, 2005                                                                                  4.32000%
                                                                                                   -----------------
LIBOR for the 2005-A5 Tranche for the period from December 20, 2005 through and
including January 19, 2006                                                                                   4.37000%
                                                                                                   -----------------

11. Required interest payments

                           Required interest        Interest shortfalls      Amounts withdrawn from
                          amounts with respect         and additional      the Collection Account for
                         to the current Interest    interest from prior   payment of required interest   Unpaid required interest
                                 Period                   periods                    amounts                      amounts
                         -----------------------    -------------------   ----------------------------   ------------------------
2005-A1                      $  955,833.33              $        -                $  955,833.33                  $        -
2005-A2                      $  871,875.00              $        -                $  871,875.00                  $        -
2005-A3                      $  979,166.67              $        -                $  979,166.67                  $        -
2005-A4                      $  870,833.33              $        -                $  870,833.33                  $        -
2005-A5                      $1,103,611.11              $        -                $1,103,611.11                  $        -
                             -------------              ----------                -------------                  ----------
Total Class A                $4,781,319.44              $        -                $4,781,319.44                  $        -

2005-B1                      $  409,027.78              $        -                $  409,027.78                  $        -
                             -------------              ----------                -------------                  ----------
Total Class B                $  409,027.78              $        -                $  409,027.78                  $        -

2004-C1                      $  466,722.22              $        -                $  466,722.22                  $        -
2005-C1                      $  420,222.22              $        -                $  420,222.22                  $        -
                             -------------              ----------                -------------                  ----------
Total Class C                $  886,944.44              $        -                $  886,944.44                  $        -

2004-D1                      $   80,686.11              $        -                $   80,686.11                  $        -
2005-D1                      $  109,705.56              $        -                $  109,705.56                  $        -
2005-D2                      $  137,131.94              $        -                $  137,131.94                  $        -
                             -------------              ----------                -------------                  ----------
Total Class D                $  327,523.61              $        -                $  327,523.61                  $        -
                             -------------              ----------                -------------                  ----------

Total AdvantaSeries          $6,404,815.27              $        -                $6,404,815.27                  $        -
                             =============              ==========                =============                  ==========

12. Principal Funding Account

     Beginning       Required Principal    Actual Deposit   Principal Funding   Amount Withdrawn   Withdrawals          Ending
Principal Funding     Deposit Amount to   to the Principal  Sub-Account Amount     for Payment     of Coverage     Principal Funding
   Sub-Account     the Principal Funding      Funding            prior to        of Principal to  Funding Excess      Sub-Account
      Amount            Sub-Account         Sub-Account        Withdrawals         Noteholders        Amount            Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------   -----------------
NOTHING TO REPORT

13. Coverage Funding Required Amounts

     a. Coverage Funding Amount as of the end of the related Monthly Period                                       $            -
                                                                                                                  --------------

     b. The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period             $            -
                                                                                                                  --------------

     c. The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period             $            -
                                                                                                                  --------------

     d. The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period             $            -
                                                                                                                  --------------

14. Cash Collateral Account

     a. The Required Cash Collateral Account Amount on the related Payment Date                                   $34,425,000.00
                                                                                                                  --------------

     b. The Available Cash Collateral Account Amount on the related Payment Date                                  $34,425,000.00
                                                                                                                  --------------

     c. Has a Portfolio Decline Event occurred with respect to the Monthly Period
        preceding such Payment Date                                                                                           NO
                                                                                                                  --------------

15. Spread Account

     a. The Required Spread Account Amount on the related Payment Date                                            $    -
                                                                                                                  ------
     b. The amount on deposit in the Spread Account on the related Payment Date                                   $    -
                                                                                                                  ------
16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                         Required                            Excess of Subordinated
            Required subordination     Subordinated                           Notes over Required
                 percentage               Amount        Subordinated Notes    Subordinated Amount
            ----------------------   ----------------   ------------------   ----------------------
Class A          21.5805%            $ 231,990,375.00    $ 355,000,000.00     $   123,009,625.00
Class B           8.9918%              105,653,650.00      255,000,000.00         149,346,350.00
Class C           3.6269%               49,869,875.00       55,000,000.00           5,130,125.00

17. Adjusted Invested Amount

                                                                  Increase from the
                                                                  withdrawal of the
                                               Initial Principal   Coverage Funding
                                               Balances and any   Excess Amount from
                        Beginning Adjusted    increases from the    the Principal           Increase from
                     Invested Amount for the    issuance of any      Funding Sub-     reimbursements of Adjusted
                     related Monthly Period    additional Notes         Account          Invested Amount Deficit
                     ----------------------   ------------------  ------------------  --------------------------
2005-A1                $    250,000,000.00    $                -       $      -                 $       -
2005-A2                $    225,000,000.00    $                -       $      -                 $       -
2005-A3                $    250,000,000.00    $                -       $      -                 $       -
2005-A4                $                 -    $   150,000,000.00       $      -                 $       -
2005-A5                $                 -    $   200,000,000.00       $      -                 $       -
                       -------------------    ------------------       --------                 ---------
Total Class A          $    725,000,000.00    $   350,000,000.00       $      -                 $       -

2005-B1                $    100,000,000.00    $                -       $      -                 $       -
                       -------------------    ------------------       --------                 ---------
Total Class B          $    100,000,000.00    $                -       $      -                 $       -

2004-C1                $    100,000,000.00    $                -       $      -                 $       -
2005-C1                $    100,000,000.00    $                -       $      -                 $       -
                       -------------------    ------------------       --------                 ---------
Total Class C          $    200,000,000.00    $                -       $      -                 $       -

2004-D1                $     10,000,000.00    $                -       $      -                 $       -
2005-D1                $     20,000,000.00    $                -       $      -                 $       -
2005-D2                $     25,000,000.00    $                -       $      -                 $       -
                       -------------------    ------------------       --------                 ---------
Total Class D          $     55,000,000.00    $                -       $      -                 $       -
                       -------------------    ------------------       --------                 ---------

Total AdvantaSeries    $  1,080,000,000.00    $   350,000,000.00       $      -                 $       -
                       ===================    ==================       ========                 =========

                           Reductions due to           Reduction due to
                        reallocation of Available    amounts deposited into      Ending Adjusted
                        Principal Collections and    the Principal Funding   Invested Amount for the
                          Investor Charge-Offs          Sub-Account          related Monthly Period
                        -------------------------   -----------------------  -----------------------
2005-A1                          $      -                  $       -            $   250,000,000.00
2005-A2                          $      -                  $       -            $   225,000,000.00
2005-A3                          $      -                  $       -            $   250,000,000.00
2005-A4                          $      -                  $       -            $   150,000,000.00
2005-A5                          $      -                  $       -            $   200,000,000.00
                                 --------                  ---------            ------------------
Total Class A                    $      -                  $       -            $ 1,075,000,000.00

2005-B1                          $      -                  $       -            $   100,000,000.00
                                 --------                  ---------            ------------------
Total Class B                    $      -                  $       -            $   100,000,000.00

2004-C1                          $      -                  $       -            $   100,000,000.00
2005-C1                          $      -                  $       -            $   100,000,000.00
                                 --------                  ---------            ------------------
Total Class C                    $      -                  $       -            $   200,000,000.00

2004-D1                          $      -                  $       -            $    10,000,000.00
2005-D1                          $      -                  $       -            $    20,000,000.00
2005-D2                          $      -                  $       -            $    25,000,000.00
                                 --------                  ---------            ------------------
Total Class D                    $      -                  $       -            $    55,000,000.00
                                 --------                  ---------            ------------------

Total AdvantaSeries              $      -                  $       -            $ 1,430,000,000.00
                                 ========                  =========            ==================

Initial Principal Balance increases after the
end of the related Monthly Period
but prior to the related Payment Date:              Class B (2006-B1) Notes     $   100,000,000.00
                                                                                ==================

                                       Advanta Bank Corp.
                                       as Servicer

                                       By: /s/ MICHAEL COCO
                                       ---------------------------------------

                                       Name: Michael Coco
                                       Title: Vice President and Treasurer